Restructuring and Other Costs	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
RESTRUCTURING COSTS
During 2015, we recorded net pre-tax restructuring costs totaling $535 million for new and ongoing restructuring actions. We recorded charges in the segments as follows:

(dollars in millions)
Otis	$51
UTC Climate, Controls & Security	108
Pratt & Whitney	105
UTC Aerospace Systems	111
Eliminations and other	21
Restructuring costs recorded within continuing operations	396
Restructuring costs recorded within discontinued operations	139
Total	$535

During the year ended December 31, 2015, we incurred restructuring costs that were recorded within discontinued operations of $139 million, which includes approximately $109 million of net settlements and curtailment losses for pension benefits. There were no curtailment losses related to discontinued operations for the year ended December 31, 2014. Restructuring charges incurred in 2015 primarily relate to actions initiated during 2015 and 2014, and were recorded as follows:

(dollars in millions)
Cost of sales	$185
Selling, general and administrative	211
Restructuring costs recorded within continuing operations	396
Restructuring costs recorded within discontinued operations	139
Total	$535

2015 Actions. During 2015, we initiated restructuring actions relating to ongoing cost reduction efforts, including workforce reductions and consolidation of field operations. We recorded net pre-tax restructuring costs totaling $326 million for restructuring actions initiated in 2015, consisting of $148 million in cost of sales, and $178 million in selling, general and administrative expenses.
We are targeting to complete in 2016 and 2017 the majority of the remaining workforce and all facility related cost reduction actions initiated in 2015. No specific plans for significant other actions have been finalized at this time. The following table summarizes the accrual balances and utilization by cost type for the 2015 restructuring actions:

(dollars in millions)	Severance	Facility Exit, Lease Termination & Other Costs	Total
Net pre-tax restructuring costs	$289	$37	$326
Utilization and foreign exchange	(106)	(14)	(120)
Balance at December 31, 2015	$183	$23	$206

The following table summarizes expected, incurred and remaining costs for the 2015 restructuring actions by segment:

(dollars in millions)	Expected Costs	Cost Incurred During 2015	Remaining Costs at December 31, 2015
Otis	$51	$(35)	$16
UTC Climate, Controls & Security	207	(83)	124
Pratt & Whitney	83	(82)	1
UTC Aerospace Systems	181	(105)	76
Eliminations and other	21	(21)	—
Total	$543	$(326)	$217

2014 Actions. During 2015, we recorded net pre-tax restructuring costs totaling $73 million for restructuring actions initiated in 2014, consisting of $43 million in cost of sales and $30 million in selling, general and administrative expenses. The 2014 actions relate to ongoing cost reduction efforts, including workforce reductions and the consolidation of field operations. The following table summarizes the accrual balances and utilization by cost type for the 2014 restructuring actions:

(dollars in millions)	Severance	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2015	$156	$9	$165
Net pre-tax restructuring costs	52	21	73
Utilization and foreign exchange	(116)	(28)	(144)
Balance at December 31, 2015	$92	$2	$94

The following table summarizes expected, incurred and remaining costs for the 2014 programs by segment:

(dollars in millions)	Expected Costs	Costs Incurred During 2014	Costs Incurred During 2015	Remaining Costs at December 31, 2015
Otis	$121	$(98)	$(16)	$7
UTC Climate, Controls & Security	123	(86)	(31)	6
Pratt & Whitney	117	(64)	(24)	29
UTC Aerospace Systems	80	(72)	(2)	6
Eliminations and other	5	(5)	—	—
Total	$446	$(325)	$(73)	$48